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                   CERTIFICATE OF OWNERSHIP AND MERGER MERGING
            NESI ACQUISITION CORP. INTO INTERLAN COMMUNICATIONS, INC.


         NESI Acquisition Corp., a corporation organized and existing under the laws of the State of Virginia,

         DOES HEREBY CERTIFY:

         FIRST: That this Corporation was incorporated on the 23rd day of October, 2000, pursuant to the Virginia Stock Corporation Act, the provisions of which permit the merger of a parent corporation organized and existing under the laws of said State into a subsidiary corporation organized and existing under the laws of said State:

         SECOND: That this corporation owns on hundred percent (100%) of the outstanding shares of the Capitol Stock, $1.00 par value per share, of Interlan Communications, Inc., a corporation incorporated pursuant to the Virginia Stock Corporation Act ("Interlan"), and having no class of stock outstanding other than said Capital Stock.

         THIRD: That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of the members thereof, filed with the minutes of the Board, pursuant to Section 13.1-719 of the Virginia Stock Corporation Act on November 6, 2000, determined to, and effective upon of this Certificate of Ownership and Merger with the Secretary of State of the State of Virginia does, merge itself into Interlan:

         WHEREAS, this Corporation is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of Capital Stock, $1.00 par value per share ("Common Stock"), of Interlan; and

         WHEREAS, Common Stock is the only issued and outstanding class of stock of Interlan; and

         WHEREAS, this Corporation desires to merge itself into Interlan pursuant to the provisions of 13.1-719 of the Virginia Stock Corporation Act and does hereby consent to such merger;

         NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of Virginia, this Corporation merge and it hereby does merge itself into Interlan, which will assume all of the obligations of this Corporation; and

         RESOLVED, that the President or any Vice President of this Corporation be and each hereby is authorized to make and execute, and the Secretary or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions providing for the merger of this Corporation into Interlan, and the date of adoption hereof, and to cause the same to be filed with the Secretary of State, and to do all acts and things,
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whatsoever, whether within or without the State of Virginia, which may be in any way necessary or appropriate to effect said merger.

         FOURTH: That the merger has been approved by the holder of all of the outstanding stock of this Corporation and Interlan entitled to vote thereof by unanimous written consent without a meeting in accordance with 13.1-719 of the Virginia Stock Corporation Act.

         IN WITNESS WHEREOF, NESI Acquisition Corp. has caused this Certificate to be signed by Herbert Tabin, its President, this 7th day of November, 2000.




                                             NESI ACQUISITION CORP.



                                             BY:____________________________
                                                   HERBERT TABIN, PRESIDENT




                                             INTERLAN COMMUNICATIONS, INC.



                                             BY:____________________________
                                                   HERBERT TABIN, CEO